SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: May 29, 2002
                              ---------------
                     (Date of earliest event reported)


                       DANIELSON HOLDING CORPORATION
                           ----------------------
           (Exact name of registrant as specified in its charter)


                                  Delaware
                                  --------
               (State or other jurisdiction of incorporation)


          1-6732                                        95-6021257
          ------                                        ----------
 (Commission File Number)                  (IRS Employer Identification Number)


              767 Third Avenue, New York, New York         10017
              --------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


                               (212) 888-0347
                               --------------
            (Registrant's telephone number, including area code)



Item 5.  Other Events

On May 29 2002, American Commercial Lines LLC ("ACL")and Danielson Holding Corporation (the "Registrant") closed the acquisition of ACL by the Registrant pursuant to the recapitalization agreement dated as of March 15, 2002, as amended by the first amendment thereto dated as of May 29, 2002 (the "Recapitalization Agreement").

On May 29, 2002, the Registrant and ACL issued a press release announcing
(1) that the acquisition of ACL by the Registrant pursuant to the Recapitalization Agreement had been completed; (2) that ACL had completed its exchange offer for its 10 1/4% Senior Notes due June 30, 2008, (3) that ACL had amended and restated its existing senior credit facility and (4) that a rights offering by the Registrant, which raised gross proceeds before expenses of approximately $43.5 million, had been completed.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit
Number        Description
------        -----------

99.1          Press Release issued by the Registrant and ACL on May 29, 2002.



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2002

                                      Danielson Holding Corporation


                                      By:  /s/ David M. Barse
                                           ----------------------
                                           David M. Barse
                                           President and Chief Operating Officer


                                           /s/ Michael Carney
                                           ----------------------
                                           Michael Carney
                                           Chief Financial Officer





                               EXHIBIT INDEX


Exhibit
Number         Description
------         -----------

99.1           Press Release issued by the Registrant and ACL on May 29, 2002.




                       DANIELSON HOLDING CORPORATION
                     ACQUIRES AMERICAN COMMERCIAL LINES

                            DANIELSON ANNOUNCES
                       COMPLETION OF RIGHTS OFFERING


JEFFERSONVILLE, IN/NEW YORK, NY - MAY 29, 2002 - American Commercial Lines LLC (ACL) and Danielson Holding Corporation (AMEX:DHC) today announced the completion of the acquisition of ACL by Danielson.

Danielson's President and Chief Operating Officer, David M. Barse, said, "We are extremely excited about successfully completing the ACL acquisition and related restructuring. This acquisition resulted from a great deal of effort examining numerous potential deals and patience in the process. We look forward to working with ACL's strong management team to continue growing their business."

ACL's President and Chief Executive Officer, Michael C. Hagan, said, "We believe this restructuring will position our company for future growth and will benefit our customers, employees, noteholders and vendors. In addition, as a wholly-owned subsidiary of Danielson, we believe we will have better access to capital markets should the right opportunity present itself."

In connection with the transactions, ACL has completed its exchange offer for its 10 1/4% Senior Notes due June 30, 2008 ("Existing Senior Notes"). As previously announced, $284.5 million, or approximately 96.4%, of the Existing Senior Notes were tendered in the exchange offer. Holders of Existing Senior Notes who tendered their Existing Senior Notes pursuant to the exchange offer received approximately $134.7 million aggregate principal amount of 11 1/4% Senior Notes due January 1, 2008 and approximately $112.9 million aggregate principal amount of 12% pay-in-kind Senior Subordinated Notes due July 1, 2008. $10.5 million of the Existing Senior Notes will remain outstanding. In addition, ACL's existing senior credit facility was amended and restated to, among other things, reduce term loans thereunder by $25 million, resulting in outstanding debt under the senior credit facility of approximately $372 million.

Also, in connection with these transactions, Danielson has successfully completed its previously announced rights offering. The rights offering closed today and raised gross proceeds before expenses of approximately $43.5 million, with 8,705,219 shares of common stock being issued at an exercise price of $5.00 per share. Danielson contributed $25.0 million, which was used to reduce borrowings under ACL's senior credit facility as described above, and approximately $58.5 million of Existing Senior Notes to ACL Holdings in connection with the transactions.

American Commercial Lines LLC is an integrated marine transportation and service company operating approximately 5,100 barges and 200 towboats on the inland waterways of North and South America. ACL transports more than 70 million tons of freight annually. Additionally, ACL operates marine construction, repair and service facilities and river terminals.

Danielson Holding Corporation is an American Stock Exchange listed company, engaging in the financial services and specialty insurance business through its subsidiaries. Danielson's charter contains restrictions which prohibit parties from acquiring 5% or more of Danielson's common stock without its prior consent.

Certain information in this press release contains forward-looking statements as defined in Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Any statements that express or involve discussions as to expectations, beliefs and plans involve known and unknown risks, uncertainties and other factors that may cause the actual results to materially differ from those considered by the forward-looking statements. Factors that could cause actual results to differ materially include factors, risks and uncertainties that are described in ACL's and Danielson's filings with the Securities and Exchange Commission. As a result, no assurances can be given as to future results, levels of activity and achievements. Any forward-looking statements speak only as of the date the statement was made. ACL and Danielson undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, unless otherwise required by law.

                                   # # #

ACL Media Contacts:                      Danielson Media Contact:
Paul Besson                              David M. Barse
812-288-1886                             President and Chief Operating Officer
                                         212-888-0347

Doug Morris
212-515-1964